Exhibit 99.3

Execution Copy

HONDA AUTO RECEIVABLES 2012-3 OWNER TRUST,
as Issuer,

AMERICAN HONDA FINANCE CORPORATION,
as Sponsor and Administrator,

AMERICAN HONDA RECEIVABLES LLC,
as Depositor,

and

U.S. BANK NATIONAL ASSOCIATION
as Indenture Trustee

ADMINISTRATION AGREEMENT

Dated July 25, 2012

This Administration Agreement, dated July 25, 2012 (the “Agreement”), is among Honda Auto Receivables 2012-3 Owner Trust, as Issuer (the “Issuer”), American Honda Finance Corporation (“AHFC”), as sponsor (in such capacity, the “Sponsor”) and administrator (in such capacity, the “Administrator”), American Honda Receivables LLC (“AHR”), as depositor (in such capacity, the “Depositor”), and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

WHEREAS, the Issuer was created pursuant to the Amended and Restated Trust Agreement, dated July 25, 2012 (the “Trust Agreement”), among the Depositor, Citibank, National Association, as owner trustee (the “Owner Trustee”) and Citigroup Trust-Delaware, National Association, as Delaware trustee (the “Delaware Trustee”);

WHEREAS, the Issuer is issuing 0.28918% Asset Backed Notes, Class A-1, 0.46% Asset Backed Notes, Class A-2, 0.56% Asset Backed Notes, Class A-3 and 0.74% Asset Backed Notes, Class A-4 (collectively, the “Notes”) pursuant to an Indenture, dated as of the date hereof (the “Indenture”), between the Issuer and the Indenture Trustee;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) the Indenture, (ii) a Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), among the Issuer, AHR, as transferor (in such capacity, the “Seller”), and AHFC, as servicer (in such capacity, the “Servicer”) and (iii) a Letter of Representations, dated July 25, 2012 (the “Note Depository Agreement”) among the Issuer, the Indenture Trustee and The Depository Trust Company (collectively with this Agreement, the Indenture, the Sale and Servicing Agreement, the Control Agreement, the Trust Agreement and the Note Depository Agreement, the “Related Documents”);

WHEREAS, pursuant to the Related Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (ii) the beneficial ownership interests in the Issuer (the registered holders of such interests being referred to herein as the “Owners”);

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the other Related Documents as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01   Capitalized Terms; Interpretive Provisions.

(a)          Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto or incorporated by reference in the Sale and Servicing Agreement, the Trust Agreement or the Indenture, as the case may be. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“Agreement” means this Administration Agreement, as amended, supplemented or modified from time to time.

“Related Documents” has the meaning set forth in the Preamble.

(b)          For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation”, (v) the term “or” shall include “and/or” and (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC.

Section 1.02   Duties of the Administrator.

(a)          The Administrator agrees to perform all its duties as Administrator and, except as specifically excluded herein, agrees to perform all the duties of the Issuer and the Owner Trustee under the Related Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Related Documents. The Administrator shall prepare for execution by the Issuer or the Owner Trustee, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Documents. In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

(i)          the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(ii)         the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

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(iii)        the notification of Noteholders and the Rating Agencies of the final principal payment on the Notes (Section 2.07(b));

(iv)         the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

(v)          the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11);

(vi)         the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.12);

(vii)        the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(viii)      the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(ix)         the obtaining and preservation of the Issuer’s qualifications to do business, including under the Pennsylvania Motor Vehicle Sale Finance Act and Maryland Code Financial Institutions, Title 11, Subtitle 4 (Section 3.04), as applicable;

(x)          the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as are necessary or advisable to protect the Owner Trust Estate (Section 3.05);

(xi)         the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Owner Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(xii)        the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(xiii)       the notification to the Indenture Trustee, and with respect to each Rating Agency the responsibility of making such notice available, of each Servicer Default and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(xiv)        the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations upon the merger or consolidation of the Issuer under the Indenture and the obtaining of the Opinion of Counsel and the Officer’s Certificate relating thereto (Section 3.10);

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(xv)         the duty to cause the Servicer to comply with Sections 3.10, 3.11, 3.12, 4.10 and Article Eight of the Sale and Servicing Agreement (Section 3.14);

(xvi)        the delivery of written notice to the Indenture Trustee and each Rating Agency of each Event of Default and each default by the Servicer or the Seller of its obligations under the Sale and Servicing Agreement (Section 3.19);

(xvii)      the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(xviii)     the preparation and delivery of written notice in the form of an Officer’s Certificate to a Responsible Officer of the Indenture Trustee of any Event of Default, the status of such Event of Default and what action the Issuer is taking or proposes to take with respect thereto (Section 5.01);

(xix)        the compliance with Section 5.04 of the Indenture with respect to the sale of the Owner Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

(xx)         the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(xxi)        the preparation and delivery to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns (Section 6.06);

(xxii)      the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

(xxiii)     the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(xxiv)      the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

(xxv)       the opening of one or more accounts in the Issuer’s name and the taking of all other actions necessary with respect to investment and reinvestment of funds in the Accounts (Sections 8.02 and 8.03);

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(xxvi)      the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Owner Trust Estate (Sections 8.04 and 8.05);

(xxvii)     the preparation of Issuer Requests, the obtaining of Opinions of Counsel and the certification to the Indenture Trustee with respect to the execution of supplemental indentures and the mailing to the Noteholders, and with respect to the Rating Agencies the duty to make available to each Rating Agency, of notices with respect to such supplemental indentures (Sections 9.01 and 9.02);

(xxviii)    the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

(xxix)      the duty to notify the Indenture Trustee, and with respect to each Rating Agency the duty to make such notice available to each Rating Agency, of redemption of the Notes and to cause the Indenture Trustee to provide such notification to the Noteholders (Sections 10.01 and 10.02);

(xxx)        the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(xxxi)      the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.01(b));

(xxxii)     the notification of each Rating Agency, upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04); and

(xxxiii)    the recording of the Indenture, if applicable (Section 11.15).

(b)          The Administrator shall:

(i)          pay, on behalf of the Issuer, from time to time reasonable compensation to (A) the Indenture Trustee for all services rendered by the Indenture Trustee under the Basic Documents and (B) the Owner Trustee and the Delaware Trustee for all services rendered under the Trust Agreement (in each case which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii)         except as otherwise expressly provided in the Indenture, reimburse, on behalf of the Issuer, the Indenture Trustee upon its request for all reasonable expenses (including in connection with the removal and/or resignation of the Indenture Trustee in accordance with the Indenture), disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Basic Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith;

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(iii)        except as otherwise expressly provided in the third sentence of Section 7.01 of the Trust Agreement, reimburse, on behalf of the Issuer, the Owner Trustee and the Delaware Trustee upon either party’s request for all reasonable expenses (including in connection with the removal and/or resignation of the Owner Trustee or Delaware Trustee, as applicable, in accordance with the Trust Agreement), disbursements and advances incurred or made by the Owner Trustee or the Delaware Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, gross negligence or bad faith; and

(iv)         indemnify, on behalf of the Issuer, the Indenture Trustee, the Owner Trustee and the Delaware Trustee and their respective agents for, and hold them harmless against, any loss, liability or expense incurred without negligence (or, in the case of the Owner Trustee or the Delaware Trustee only, gross negligence), willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Basic Documents, as the case may be, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties thereunder.

The obligations of the Administrator under this Section 1.02(b) shall survive the termination of this agreement.

(c)          The Administrator shall make available to each Rating Agency (i) notice of the occurrence and continuation of any Servicer Default and shall specify in such notice the action, if any, being taken in respect of such default pursuant to Section 3.07(d) of the Indenture; (ii) notice of each Event of Default and each default by the Servicer or the Seller of its obligations under the Sale and Servicing Agreement pursuant to 3.19 of the Indenture; (iii) notice of any merger, consolidation or conversion of the Indenture Trustee pursuant to Section 6.09 of the Indenture; (iv) notice of any supplemental indenture pursuant to Section 9.01 and 9.02 of the Indenture; (v) notice of any redemption of the Notes pursuant to Section 10.01 of the Indenture; (vi) any Servicer’s Certificate pursuant to Section 3.10 and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (vii) any annual statement of compliance of the Servicer pursuant to Section 3.11(a) and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (viii) any Officer’s Certificate specifying the nature and status of any event which would become a Servicer Default pursuant to Section 3.11(b) and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (ix) any assessment of compliance and annual accountants’ report pursuant to Section 3.12 and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (x) any statement to Securityholders pursuant to Section 4.10 and in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (xi) any other report it may receive in connection the Sale and Servicing Agreement, the Trust Agreement or the Indenture in accordance with Section 3.15(b) of the Sale and Servicing Agreement; (xii) notice of any merger, consolidation or assumptions of obligations of the Servicer pursuant to Section 6.03 of the Sale and Servicing Agreement; (xiii) notice of any Servicer Default and termination of the rights and obligations of the Servicer pursuant to Sections 7.01 and 7.03 of the Sale and Servicing Agreement; (xiv) notice of any amendment or consent pursuant to Section 9.01 of the Sale and Servicing Agreement; (xv) notice of the final payment of the Trust Certificates pursuant to Section 9.01(c) of the Trust Agreement; (xvi) any acceptance of appointment of a successor Owner Trustee pursuant to Section 10.02 and 10.03 of the Trust Agreement; (xvii) any merger, conversion or consolidation of the Owner Trustee pursuant to Section 10.04 of the Trust Agreement; (xviii) notice of any amendment or consent and the substance of such amendment or consent pursuant to Section 11.01 of the Trust Agreement Agreement; in the case of each of (i) through (xviii), promptly upon the Administrator being notified thereof by the Indenture Trustee, Owner Trustee or the Servicer, as applicable.

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(d)          Notwithstanding anything in this Agreement or the Basic Documents to the contrary, in each instance in which notice must be made available to the Rating Agencies for purpose of satisfying the Rating Agency Condition, such notice shall be made available by the Administrator and, to the extent such notice is only provided through a website post, the Administrator shall inform or cause each Rating Agency to be informed in writing (including by electronic email) that a notice has been posted.

(e)          In addition to the duties set forth in Sections 1.02(a), (b), (c) and (d), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer, all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Related Documents, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Related Documents. In furtherance thereof, the Issuer shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(f)          Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Trust Certificateholder as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(g)          Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1’s, necessary to enable each Owner to prepare its federal and state income tax returns; provided further, that such Schedule K-1’s have been prepared by the Administrator and delivered to the Owner Trustee.

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(h)          The Administrator shall perform any duties expressly required to be performed by the Administrator under the Trust Agreement or the Indenture.

(i)          In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(j)          With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i)          the amendment of or any supplement to the Indenture;

(ii)         the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(iii)        the amendment, change or modification of the Basic Documents;

(iv)         the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(v)          the removal of the Indenture Trustee.

(k)          Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Related Documents, (ii) sell the Owner Trust Estate pursuant to Section 5.04 of the Indenture, (iii) take any other action that the Issuer directs the Administrator not to take on its behalf or (iv) take any other action which may be construed as having the effect of varying the investment of the Trust Certificateholders.

Section 1.03   Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

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Section 1.04   Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation which shall be solely an obligation of the Depositor.

Section 1.05   Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 1.06   Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 1.07   No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 1.08   Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 1.09   Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(a)          Subject to Sections 1.09(d) and 1.09(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(b)          Subject to Sections 1.09(d) and 1.09(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(c)          Subject to Sections 1.09(d) and 1.09(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)          the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

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(ii)         the existence of any proceeding or action, or the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Administrator in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Administrator and the continuance of any such action, proceeding, decree or order unstayed and, in the case of any such order or decree, in effect for a period of 90 consecutive days;

(iii)        the commencement by the Administrator of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or the consent by the Administrator to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property or the making by the Administrator of an assignment for the benefit of creditors or the failure by the Administrator generally to pay its debts as such debts become due or the taking of corporate action by the Administrator in furtherance of any of the foregoing; or

(iv)         any failure by the Administrator to deliver any information, report, certification, compliance certificate, attestation or accountants’ letter when and as required under Section 1.21 which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification, compliance certificate, attestation or accountants’ letter was required to be delivered.

The Administrator agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

(d)          No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) such successor Administrator shall have agreed to coordinate with the Depositor or AHFC regarding communications to the Rating Agencies.

(e)          The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(f)          Subject to Sections 1.09(d) and 1.09(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement.

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Section 1.10   Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 1.11   Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, overnight delivery service, by facsimile, by electronic mail (if an address therefore has been provided by the respective party in writing), and addressed in each case as follows: (i) if to the Issuer or the Owner Trustee, to: Citibank, National Association, 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Structured Finance Agency & Trust: Honda Auto Receivables 2012-3, (ii) if to the Administrator, to: American Honda Finance Corporation, 20800 Madrona Avenue, Torrance, California 90503, Attention: Treasury Manager; (iii) if to the Depositor, to: American Honda Receivables LLC, 20800 Madrona Avenue, Torrance, California 90503, Attention: Treasury Manager; and (iv) if to the Indenture Trustee, to: U.S. Bank National Association, 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: Corporate Trust Services – Honda Auto Receivables 2012-3; or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, sent by overnight delivery service, by facsimile, by electronic mail (if an address therefore has been provided by the respective party in writing), or hand-delivered to the address of such party as provided above.

(b)           (i)          Notices required to be given to each Rating Agency by the Administrator shall be in writing, personally delivered, couriered or mailed by certified mail, return receipt requested, electronic mail (if an address therefore has been provided by the respective party in writing) or overnight delivery service to (A) in the case of Moody’s Investors Service, at the following address: 7 World Trade Center, 250 Greenwich Street, 25th Floor, New York, NY 10007, Attention: ABS/RMBS Monitoring Department, or via email to ServicerReports@moodys.com and (B) in the case of Fitch, at the following address: One State Street Plaza, New York, New York 10004, Attention: Auto ABS Surveillance Department, or via email to notifications.abs@fitchratings.com; or at such other address (including electronic mail addresses) as shall be designated by written notice to the party or parties providing notice under this paragraph.

(ii)         Notwithstanding Section 1.11(b) (i) above, notices required to be given to each Rating Agency under this Agreement may be made available by the Administrator through a website post, provided that the Administrator shall inform or cause each Rating Agency to be informed in writing (including by electronic mail) that a notice has been posted.

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Section 1.12   Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee and the Delaware Trustee but without the consent of the Noteholders or the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any of the Noteholders or the Certificateholders. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee, the Delaware Trustee and the Holders of Notes evidencing at least a majority of the Outstanding Amount and the Holders of Trust Certificates evidencing at least a majority of the Percentage Interests evidenced by the Trust Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Holders of Notes and Trust Certificates which are required to consent to any such amendment, without the written consent of the Holders of all outstanding Notes and Trust Certificates. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld. Prior to its execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive an opinion of counsel, provided at the expense of the party requesting such amendment, that such amendment is authorized and permitted by this Agreement.

Section 1.13   Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or permitted assigns of the parties hereto.

Section 1.14    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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Each of the parties hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this agreement.

Section 1.15   Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 1.16   Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 1.17   Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 1.18   Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)          Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Citibank, National Association, in its capacity as Owner Trustee of the Issuer and in no event shall Citibank, National Association, in its individual capacity or any beneficial owner of the Issuer, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement as if specifically set forth herein.

(b)          Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank National Association, in its capacity as Indenture Trustee under the Indenture and in no event shall U.S. Bank National Association, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 1.19    Third-Party Beneficiary. The Owner Trustee and the Delaware Trustee and other indemnitees hereunder are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

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Section 1.20    Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Indenture as if specifically set forth herein.

Section 1.21    Additional Requirements of the Administrator.

(a)          Reporting Requirements.

(i) If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator shall (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Administrator and (ii) provide to the Issuer a description of such proceedings.

(ii) As a condition to the succession to Administrator as administrator by any Person as permitted by Section 1.09 hereof the Administrator shall provide to the succeeding Administrator, on behalf of the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(iii) In addition to such information as the Administrator, as administrator, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Administrator shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

(b)          Administrator Compliance Statement. On or before 90 days after the end of each fiscal year, commencing in 2013, the Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Administrator to the effect that (i) a review of the Administrator’s activities during the immediately preceding reporting year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such reporting year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof. If the Administrator is the same party as the Servicer, such party’s compliance with Section 3.11(a) of the Sale and Servicing Agreement will satisfy the Administrator’s obligations set forth in this Section 1.21(b).

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(c)          Report on Assessment of Compliance and Attestation. On or before 90 days after the end of each fiscal year during which the Issuer is required to file a report on Form 10-K with the Securities and Exchange Commission, commencing with the fiscal year ended March 31, 2013, the Administrator shall:

(i)          deliver to the Issuer and Owner Trustee a report (in form and substance reasonably satisfactory to the Issuer) regarding the Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding reporting year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and the Owner Trustee and signed by an authorized officer of the Administrator, and shall address each of the Servicing Criteria specified in Exhibit C hereto delivered to the Issuer and the Owner Trustee concurrently with the execution of this Agreement;

(ii)         deliver to the Issuer and the Owner Trustee a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Administrator and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(iii)        deliver to the Issuer and the Owner Trustee and any other Person that will be responsible for signing the certification a Sarbanes Certification on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

The Administrator acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Issuer will not request delivery of a certification under clause (a)(iii) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Receivables.

If the Administrator is the same party as the Servicer, such party’s compliance with Section 3.12 of the Sale and Servicing Agreement will satisfy the Administrator’s obligations set forth in this Section 1.21(c).

(d)          Intent of the Parties; Reasonableness. The Issuer and the Administrator acknowledge and agree that the purpose of Section 1.21 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

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Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the federal securities laws, including the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Administrator acknowledges that the requirements of, and that the interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, amendments to the regulation, or otherwise, and agrees to comply with requests made by the Indenture Trustee, the Servicer or any other party to the Transaction Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations and rules of Regulation AB. In connection therewith, the Administrator shall cooperate fully with the Administrator, on behalf of the Issuer to deliver to the Administrator, on behalf of the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator, on behalf of the Issuer, to permit the Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

The Issuer (including any of its assignees or designees) shall cooperate with the Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Administrator’s, on behalf of the Issuer, reasonable judgment, to comply with Regulation AB.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

HONDA AUTO RECEIVABLES 2012-3 OWNER TRUST,
as Issuer

By:	CITIBANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Louis Piscitelli
Name: Louis Piscitelli
Title: Vice President

AMERICAN HONDA RECEIVABLES LLC,
as Depositor

By:	/s/ Paul C. Honda
Name: Paul C. Honda
Title: Treasurer

U.S. BANK NATIONAl Association,
not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jessica J. Elliott
Name: Jessica J. Elliott
Title: Vice President

AMERICAN HONDA FINANCE CORPORATION,
as Administrator

By:	/s/ Paul C. Honda
Name: Paul C. Honda
Title: Vice President and Assistant Secretary

EXHIBIT A

POWER OF ATTORNEY PURSUANT TO

SECTION 1.02(c) OF ADMINISTRATION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, that Honda Auto Receivables 2012-3 Owner Trust, a Delaware statutory trust (the “Issuer”), does hereby appoint American Honda Finance Corporation, a California corporation (the “Grantee”), located at 20800 Madrona Avenue, Torrance, California 90503, as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Issuer, to take the following actions from time to time with respect to the duties of the Administrator under the Administration Agreement, dated July 25, 2012 (the “Administration Agreement”), among the Issuer, the Administrator, American Honda Receivables LLC, as depositor and U.S. Bank National Association, as Indenture Trustee, for the purpose of executing on behalf of the Grantor or the Issuer all such documents, reports, filings, instruments, certificates and opinions required pursuant to the Related Documents:

The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the performance of the duties under the Administration Agreement and the Grantor hereby ratifies and confirms any and all lawful acts the Grantee shall undertake pursuant to and in conformity with this Power of Attorney.

This Power of Attorney is revocable in whole or in part as to the powers herein granted upon notice by the Grantor. If not earlier revoked, this Power of Attorney shall expire completely or, if so indicated, in part, upon the earlier of (i) the termination of the amended and restated trust agreement, dated July 25, 2012 (the “Trust Agreement”), among American Honda Receivables LLC, as depositor, Citibank, National Association, as Owner Trustee and Citigroup Trust-Delaware, National Association, as Delaware Trustee, or (ii) the termination of the Administration Agreement, as each may be amended, restated or supplemented from time to time. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement or the Administration Agreement, as the case may be.

This Power of Attorney shall be created under and governed and construed under the internal laws of the State of New York.

The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

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Dated this __ day of July, 2012.

[Seal]	HONDA AUTO RECEIVABLES 2012-3 OWNER TRUST,
as Issuer

	By:	CITIBANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

Signed and delivered in the presence of.

Address:

[Unofficial Witness]

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EXHIBIT B

FORM OF SARBANES CERTIFICATE

I, [____________], certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Honda Auto Receivables 2012-3 Owner Trust (the “Exchange Act periodic reports”);

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [_____________]

Date: [____________]

By:
Name:	[_________]
Title:	[_________]

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EXHIBIT C

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Administrator, shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over-collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 24013K-1(b)(1) of this Chapter.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

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Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

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Reference	Criteria
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.

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